Earnings per Unit:	12 Months Ended
Dec. 31, 2017
Earnings Per Unit
Earnings per Unit:

10. Earnings per Unit:

The Partnership calculates earnings per unit by allocating distributed and undistributed net income/ (losses) for each period to common, subordinated and general partner units, after adjusting for the effect of preferred distributions, only to the extent that they are earned. Any undistributed earnings for the period are allocated to the various unitholders based on the distribution waterfall for cash available for distribution specified in the Partnership Agreement, as generally described in Note 9 above. Where distributions relating to the period are in excess of earnings, the deficit is also allocated according to the cash distribution model. The sum of the distributed amounts and the allocation of the undistributed earnings or deficit to each class of unitholders is divided by the weighted average number of units outstanding during the period. Diluted earnings per unit, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional units that would then share in the Partnership’s net earnings.

The Partnership had no dilutive instruments in the years ended December 31, 2017, 2016 and 2015.

The calculations of the basic and diluted earnings per common unit are presented below:

	Year ended December 31,
	2017	2016	2015
Partnership’s Net income	$17,339	$66,854	$60,050
Less:
Net Income attributable to preferred unitholders	6,750	6,750	3,019
Net Income attributable to subordinated unitholders	1,208	25,323	24,028
General Partner’s interest in Net Income	79	129	125
Net income attributable to common unitholders	$9,302	$34,652	$32,878
Weighted average number of common units outstanding, basic and diluted	34,545,740	20,505,000	20,505,000
Earnings per common unit, basic and diluted	$0.27	$1.69	$1.60